                                 EXHIBIT B.1

                              Reports on Form 8-K
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                                    -37-
       B.1

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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------

                                  FORM 8 - K

                Current Report Pursuant To Section 13 or 15(d) of
                           The Securities Act of 1934

                 Date of Report (Date of earliest event reported)

                            ______________________
                            Commission File Number
                                   2-81060-S
                            ----------------------
                                UNITED BANCORP

            (Exact name of Registrant as specified in its Charter)

                                   OREGON

        (State or other jurisdiction of incorporation or organization)

                    555 S.E. KANE STREET ROSEBURG, OREGON
                   (Address of principal executive offices)

                                   93-0612062
                     (IRS Employer Identification Number)

                                     97470
                                   (Zip Code)

                                 (541) 440-2629

               (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
               (Former name, former address and former fiscal year,
                         if changed since last report.)






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                                    Page B.1
       B.2

ITEM 5 - OTHER EVENTS

     On October 24, 1995, the Registrant's Board ofDirectors elected Brian Pargeter to the Board of Directors to fill the vacancy left when Joe Taucher retired in November of 1995. Mr Pargeter has thirty years of experience in the insurance industry, and he has been the owner and President of Umpqua Insurance, Inc. since 1980.

     Another member of the Registrant's Board of Directors, Donna Woolley, will retire in January of 1996, after twenty years of service to the Registrant. David Geddes, a five year Board member, has announced that he will resign from the Board of Directors in January 1996 for personal reasons. The Registrant is searching for two new directors to fill these vacancies on the Board of Directors.











































                                    Page B.2
       B.3
SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therewith duly authorized.

UNITED BANCORP
(REGISTRANT)

By:  ________________________________                        January 31, 1996
     David A Jackson, Chairman of the
     Board of Directors

     ________________________________                         January 31, 1996
     M. John Loosley, Vice Chairman,
     President, and Director

Pursuant to the requirements of the Securities and Exchange Act of 1934, this report has been signed by the following persons in the capacities and on the dates indicated.

     ________________________________                         January 31, 1996
     David A Jackson, Chairman of the
     Board of Directors

     ________________________________                         January 31, 1996
     M. John Loosley, Vice Chairman
     President, and Director

     ________________________________                         January 31, 1996
     Gary L. Kjensrud, Vice President
     and Director

     ________________________________                         January 31, 1996
     Linda A. Ganim, Treasurer, Chief Financial
     Officer and Principal Accounting Officer

     ________________________________                         January 31, 1996
     William C. Stiles, Vice President
     and Director

     ________________________________                         January 31, 1996
     Lance C. Short, Director

     ________________________________                         January 31, 1996
     Lauren D. Young, Director

     ________________________________                         January 31, 1996
     Peter Nilsen, Secretary

     ________________________________                         January 31, 1996
     Rickar D. Watkins, Director

     ________________________________                         January 31, 1996
     Brian Pargeter, Director

     ________________________________                         January 31, 1996
     Pete Martini, Director
                                    Page B.3